UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 1 to
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2011

CHINA INDUSTRIAL STEEL INC.
 (Exact name of registrant as specified in its charter)

Maryland	333-172135	27-1847645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Wall Street, 11th Floor, New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-646-328-1502

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to our Current Report on Form 8-K filed on October 26, 2011 (the “Report”) is being filed to include as exhibits the following documents and agreements, which form part of the loan agreement dated June 28, 2011, between Handan Hongri Metallurgy Co., Ltd. (“Handan Hongri”), the operating entity of China Industrial Steel Inc. and Raiffeisen Bank International AG Beijing Branch (“Raiffeisen”), as previously disclosed in the Report.

1.	Contract of Equipment Mortgage
2.	Pledge Agreement
3.	Contract of Chattel Mortgage
4.	Security Management Contract
5.	Deposit Pledge Contract
6.	Agreement on Account Supervision and Pledge
7.	Contract of Guaranty
8.	Contract of Personal Guaranty
9.	Assignment of Insurance
10.	Power of Attorney
11.	Confirmation Letter (Hebei New Wu’an Iron & Steel Group Drying and Melting Co., Ltd. (“New Wu’an”))
12.	Confirmation Letter (Hebei Wu’an Yuanbaoshan Industry Group Co., Ltd. (“Yuanbaoshan”))
13.	Confirmation Letter (Nuosen (Handan) Trade Co., Ltd.)

All other information contained in the Report remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Contract of Equipment Mortgage, dated June 28, 2011, by and between Handan Hongri and Raiffeisen
10.2	Pledge Agreement, dated June 28, 2011, by and among Handan Hongri, New Wu’an and Raiffeisen
10.3	Contract of Chattel Mortgage June 28, 2011, by and among Handan Hongri, New Wu’an and Raiffeisen
10.4	Security Management Contract, dated June 28, 2011, by and among Handan Hongri, New Wu’an, Raiffeisen and Sino Trans Tianjin Co. Ltd.
10.5	Deposit Pledge Contract, dated June 28, 2011, by and between Handan Hongri and Raiffeisen
10.6	Agreement on Account Supervision and Pledge, dated June 28, 2011, by and between Handan Hongri and Raiffeisen
10.7	Contract of Guaranty, dated June 28, 2011, by and among Handan Hongri, Raiffeisen and Yuanbaoshan
10.8	Contract of Personal Guaranty dated June 28, 2011, by and among Handan Hongri, Raiffeisen, Beifang Liu and Shenghong Liu
10.9	Assignment of Insurance, dated June 28, 2011, from Handan Hongri and New Wu’an to Raiffeisen
10.10	Power of Attorney
10.11	Confirmation Letter (Hebei New Wu’an Iron & Steel Group Drying and Melting Co., Ltd.)
10.12	Confirmation Letter (Hebei Wu’an Yuanbaoshan Industry Group Co., Ltd.)
10.13	Confirmation Letter (Nuosen (Handan) Trade Co., Ltd.)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INDUSTRIAL STEEL INC.
Dated: November 17, 2011
	By:	/s/ Xiaolong Zhou
	Name:	Xiaolong Zhou
	Title:	Chief Financial Officer